DIREXION VALUE LINE® MID- AND LARGE-CAP HIGH DIVIDEND ETF (VLML)

DIREXION VALUE LINE® SMALL- AND MID-CAP HIGH DIVIDEND ETF (VLSM)

DIREXION VALUE LINE® CONSERVATIVE EQUITY ETF (VLLV)

EACH A SERIES OF THE DIREXION SHARES ETF TRUST

Supplement dated February 29, 2016

to the Summary Prospectuses, Prospectus, and

Statement of Additional Information (“SAI”) dated February 29, 2016

Shares of the Direxion Value Line® Mid- and Large-Cap High Dividend ETF, Direxion Value Line® Small- and Mid-Cap High Dividend ETF and the Direxion Value Line® Conservative Equity ETF (each a “Fund” and collectively the “Funds”), will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on March 23, 2016 (the “Closing Date”). The Funds will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in each Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from March 24, 2016, through March 30, 2016 (the “Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for each Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which may not be consistent with each Fund’s investment objective and strategy.

On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.

Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that each Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended each Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Funds as described above.

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For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.